Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF ILLINOIS EASTERN DIVISION

IN RE:	CHAPTER 11
Eagle Food Centers, Inc., ET AL.	CASE NUMBER : 03-15299
DEBTORS	Jointly Administered
Hon. Pamela S. Hollis

MONTHLY OPERATING REPORT FOR THE PERIOD

DECEMBER

DEBTOR’S ADDRESS:	Eagle Food Centers Inc.
P.O. Box 6700
Rock Island, IL 61204-6700

DEBTOR’S ATTORNEYS:	John W. Butler, Jr. (ARDC No. 06209373)
George N. Panagakis (ARDC No. 06205271)
Ron E. Meisler (ARDC No. 06270262)
SKADDEN, ARPS, SLATE, MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606
312.407.0700 (telephone)
312.407.0411 (facsimile)
Attorneys for the Debtors and Debtors In Possession

REPORT PREPARER:	Eagle Food Centers Inc.

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:2/26/04	DEBTOR-IN-POSSESSION

Print Name/Title:	Randall D. McMurray, V.P., Controller, Acting CFO

Signature:	/s/Randall D. McMurray

Address:	801 E. 1st Street
Milan, IL 61264

Phone:	(309) 787-7700

EAGLE FOOD CENTERS INC. Table of Contents	December Monthly Operating Report

I.	Financial Review *
	A.	Consolidated Income Statement
	B.	Consolidated Balance Sheet
	C.	Consolidated Cash Flow Statement

II.	Segment Mix Review (N/A)

III.	Inventory by Segment (N/A)

IV.	Cash Receipts and Disbursements
	A.	Schedule of Cash Disbursements-Checks and Wires
	B.	Weekly Cash Position (N/A)

V.	Co-Debtors’ Disbursements (N/A)

* BOGO’s Inc. Financial Statements have not been filed

EAGLE FOOD CENTERS INC. Profit and Loss Statement	December Monthly Operating Report

	Actual PERIOD 11, 2003	Actual PERIOD 11, 2002	YTD-Actual PERIOD 11, 2003	YTD-Actual PERIOD 11, 2002

GROSS SALES	$—	54,998	380,359	631,362
SALES DISCOUNT	—	(5,202)	(33,317)	(49,340)
NET SALES	—	49,796	347,042	582,023

GROSS PROFIT		13,986	94,119	168,634

WAREHOUSE ALLOWANCES	1	852	3,877	11,837

PROMOTIONS	—	(36)	4	(472)
GROSS MARGIN	1	14,802	97,999	179,999

WAREHOUSE/DISTRIBUTION	29	1,484	12,742	17,568
NET MARGIN	(28)	13,318	85,257	162,431

WAGES	(1)	5,187	40,837	62,602
BENEFITS	387	1,827	17,121	24,444
PAYROLL TAXES	14	588	4,361	5,979
PROMOTIONS	—	1	4	14
COMP & LIAB INSURANCE	—	307	2,943	3,790
WRAPPING SUPPLIES	—	262	2,592	3,831
OPERATING SUPPLIES	1	99	679	958
BAD CHECKS	(4)	16	145	225
CASH&CPN (OVER)/SHORT	(1)	5	55	93
UTILITIES	10	601	5,236	7,449
MAINTENANCE & REPAIRS	(19)	311	2,854	4,508
OUTSIDE SERVICES	10	423	3,133	4,954
SECURITY	—	36	248	463
TELEPHONE	(3)	16	165	237
RECYCLING INCOME	—	(12)	(190)	(419)
OTHER	(0)	(67)	(582)	(898)
CONTROLLABLE EXPENSES	393	9,599	79,602	118,230
CONTRIBUTION MARGIN	(421)	3,719	5,655	44,201
ADVERTISING	12	769	4,233	9,462
CO-OP ADVERTISING	—	(610)	(1,566)	(7,483)
BUILDING RENT	—	1,287	10,867	15,670
BUILDING TAX/INSURANCE/CAM	17	336	2,483	4,065
DEPRECIATION/AMORT	2	592	4,966	7,591
EQUIPMENT RENT	—	4	26	56
IN-STORE PROCESSOR	—	108	474	1,292
PER PROP TAX & LICENSE	(4)	11	119	261
PREOPENING EXPENSE	—	—	1	320
NONCONTROLLABLE EXP	27	2,496	21,602	31,232
CONTRIBUTION TO OVERHEAD	(448)	1,223	(15,946)	12,970
G&A/NONOP EXPENSE	3,764	2,117	48,751	27,167
PRE-TAX PROFIT/(LOSS)	(4,212)	(894)	(64,697)	(14,197)

LIAB INS - CURRENT CHG	(0)	5	83	232
W/C - CURRENT CHG	—	—	290	524
LIAB INS - ALLOC	—	108	982	929
W/C INS - ALLOC	—	194	1,465	1,620
LIAB INS - PRIOR CHG	—	—	16	181
W/C INS - PRIOR CHG	—	—	109	304

TOTAL INSURANCE	(0)	307	2,944	3,790

VACATION	1	308	3,522	5,113
SICK LEAVE	—	(13)	1,082	1,085
HEALTH & WELFARE	365	1,114	9,608	14,139
PENSION	21	227	2,256	2,873
HOLIDAY PAY	—	192	653	1,233

TOTAL BENEFITS	387	1,827	17,121	24,444

Note: BOGO’s results of operations for the periods represented are consolidated into these financial statements.

EAGLE FOOD CENTERS INC. Cash Flow Statement	December Monthly Operating Report

($ in 000’s)	Actual PERIOD 11, 2003	Actual PERIOD 11, 2002	YTD-Actual PERIOD 11, 2003	YTD-Actual PERIOD 11, 2002

NET EARNINGS	$(4,212)	$(894)	$(64,697)	$(14,198)
NON-CASH EXPENSES
DEPRECIATION & AMORTIZATION	12	1,171	10,021	15,917
GAIN ON EXTINGUISHMENT OF DEBT	0	0	0	(860)
DEFERRED CHARGES & OTHER	0	(31)	4,784	1,078
EARNINGS AND NON-CASH CHARGES	(4,200)	246	(49,892)	1,937

WORKING CAPITAL CHANGES
INVENTORIES	0	6,081	46,666	14,920
ACCOUNTS PAYABLE	(88)	514	295	(10,163)
ACCRUED LIABILITIES	316	493	(13,777)	(5,008)
ACCOUNTS RECEIVABLE & PREPAID EXPENSES	3,795	(2,220)	6,247	234
OTHER WORKING CAPITAL CHAMGES	524	(911)	12,212	(878)
WORKING CAPITAL CHANGES	4,547	3,957	51,643	(895)

CASH PROVIDED BY OPERATING ACTIVITIES	347	4,203	1,751	1,042

CAPITAL EXPENDITURES - NET	(35)	1,724	(4,613)
PROCEEDS FROM DISPOSITION	1,707	0	83,928	703
INVESTING ACTIVITIES	1,707	(35)	85,652	(3,910)

FINANCING ACTIVITIES - DEBT REPAYMENT	0	(41)	(33,504)	(1,558)
LINE OF CREDIT BORROWING/(REPAYMENT)	(14)	(1,913)	(25,135)	2,619

INCREASE (DECREASE) IN CASH	2,040	2,213	28,763	(1,808)
CASH AT BEGINNING OF PERIOD	30,615	647	3,892	4,668
CASH AT END OF PERIOD	$32,655	$2,860	$32,655	$2,860

Note: BOGO’s results of operations for the periods represented are consolidated into these financial statements.

EAGLE FOOD CENTERS INC. Balance Sheet	December Monthly Operating Report

	Actual PERIOD 11, 2003	Actual FYE 2002	Actual Talon PERIOD 11, 2003
			Talon Assets	Talon %
Current assets:
Cash and cash equivalents	$32,655	$3,892	$259	1%
Marketable securities, Restricted	7,883	8,840	7,883	100%
Accounts receivable	5,123	7,246	100	2%
Inventories	0	46,666
Prepaid expenses, supplies, other	1,854	5,823
Total current assets	47,515	72,467

Property & equipment (net)	650	95,340

Other Assets:
Deferred Software (net)	20	3,029
Goodwill (net)	0	0
Property held for resale (net)	0	3,152
Other	426	1,120	0	0%
Total other assets	446	7,301

Total Assets	$48,611	$175,108

Current Liabilities:			Talon Liabilities	Talon %
Accounts payable	$19,311	$19,016	$328	2%
Payroll and associate benefits	7,068	14,336	0
Accrued liabilities	15,676	11,963	6,593	42%
Reserve for closed stores	9,556	64
Accrued taxes	1,585	5,436
Revolving credit agreement	0	25,135
Senior Notes	64,076	0
Current portion of long-term debt	0	900
Total current liabilities	117,272	76,850

Long-term debt:
Senior Notes	0	63,318
Capital lease obligations	0	32,303
Revolving credit Agreement	0	0
Other	0	301
Total long-term debt	0	95,922

Other liabilities:
Reserve for closed stores	850	910
Other deferred liabilities	1,067	7,466
Total other liabilities	1,917	8,376

Total liabilities	119,189	181,148

Shareholders’ equity:
Common Stock	134	134
Capital in excess of par value	53,081	53,081
Other	(4,540)	(4,700)
Accumulated deficit	(119,253)	(54,555)
Total shareholders’ equity	$(70,578)	$(6,040)

Total liabilities equity	$48,611	$175,108

Note: BOGO’s results of operations for the periods represented are consolidated into these financial statements.

EAGLE FOOD CENTERS INC. Disbursements-Checks	December Monthly Operating Report

Check Number	Check Date	Amount	Cleared Date	Name	Payment Method	Group
714768	31-Oct-03	1.25	22-Dec-03	SALLY ENGELS	Check	General
714917	14-Nov-03	71.98	08-Dec-03	CITY OF BELVIDERE 1	Check	Utility
714923	14-Nov-03	779.00	09-Dec-03	COMMERCIAL REFRIGERATION	Check	Maintenance and Repairs
714933	14-Nov-03	351.50	08-Dec-03	GENERAL REFRIGERATION	Check	Maintenance and Repairs
714939	14-Nov-03	538.25	08-Dec-03	LAMORE ELECTRIC INC	Check	General
715003	22-Nov-03	385.16	11-Dec-03	AIRGAS NORTH CENTRAL	Check	Inventory related
715007	22-Nov-03	24.68	08-Dec-03	CITY OF ROCKFORD WATER	Check	Utility
715008	22-Nov-03	1,640.00	12-Dec-03	COMMERCIAL REFRIGERATION	Check	Maintenance and Repairs
715009	22-Nov-03	172.46	08-Dec-03	CONES REPAIR SERVICE	Check	Maintenance and Repairs
715010	22-Nov-03	150.00	10-Dec-03	DATA CAPTURE SOLUTIONS	Check	General
715011	22-Nov-03	13,590.00	08-Dec-03	DOYLE SIGNS	Check	Maintenance and Repairs
715013	22-Nov-03	157.50	10-Dec-03	ELECTRIC REFRIGERATION INC	Check	Maintenance and Repairs
715014	22-Nov-03	11.48	11-Dec-03	FINCH, RUTH	Check	Payroll or Benefit related
715015	22-Nov-03	1,713.40	11-Dec-03	GENERAL REFRIGERATION	Check	Maintenance and Repairs
715017	22-Nov-03	43.55	08-Dec-03	ILLINOIS STATE TOLL HIGHWAY	Check	Transportation costs
715018	22-Nov-03	282.27	08-Dec-03	INTERNATIONAL MULTIFOODS CORP	Check	Inventory related
715020	22-Nov-03	114.27	18-Dec-03	JILLIAN BOURQUIN	Check	General
715021	22-Nov-03	26,931.00	08-Dec-03	MEADOWDALE SHOPPING CTR INC	Check	Real Estate related
715022	22-Nov-03	118.46	08-Dec-03	MIDWEST AUTO FIRESPRINKLER CO	Check	General
715024	22-Nov-03	590.44	10-Dec-03	PARENT PETROLEUM	Check	General
715025	22-Nov-03	24.75	10-Dec-03	PREPASS	Check	General
715027	22-Nov-03	2,882.56	10-Dec-03	QWEST	Check	Utility
715030	22-Nov-03	589.36	10-Dec-03	RODDY, TOM	Check	General
715031	22-Nov-03	1,474.11	08-Dec-03	SBC	Check	Utility
715032	22-Nov-03	843.40	09-Dec-03	SEDONA GROUP	Check	General
715033	22-Nov-03	95.00	09-Dec-03	SIGNATURE LAWN LTD	Check	General
715035	22-Nov-03	584.78	12-Dec-03	STERN, WILLIAM	Check	General
715037	22-Nov-03	214.77	08-Dec-03	UNITED PARCEL SERVICE	Check	General
715038	22-Nov-03	2,846.75	09-Dec-03	XEROX CORP	Check	Equipment Rental
715039	29-Nov-03	527.00	12-Dec-03	COMMERCIAL REFRIGERATION	Check	Maintenance and Repairs
715040	29-Nov-03	8,030.00	09-Dec-03	DOYLE SIGNS	Check	Maintenance and Repairs
715042	29-Nov-03	165.72	09-Dec-03	EARTHGRAINS	Check	Inventory related
715044	29-Nov-03	946.92	10-Dec-03	G&K SERVICES	Check	General
715045	29-Nov-03	892.68	10-Dec-03	GARRATT CALLAHAN CO	Check	General
715046	29-Nov-03	592.00	12-Dec-03	GENERAL REFRIGERATION	Check	Maintenance and Repairs
715047	29-Nov-03	473.40	11-Dec-03	HANS & SONS INC	Check	General
715049	29-Nov-03	429.00	11-Dec-03	OLSSON ROOFING CO INC	Check	General
715050	29-Nov-03	310.25	09-Dec-03	ONYX WASTE SERVICES, INC	Check	General
715051	29-Nov-03	1,786.50	09-Dec-03	PER MAR SECURITY	Check	Security
715052	29-Nov-03	3,197.88	11-Dec-03	SBC	Check	Utility
715053	29-Nov-03	444.17	11-Dec-03	THE MOORE STORE	Check	General
715054	29-Nov-03	36.06	10-Dec-03	VILLAGE OF MILANIL	Check	Utility
715055	04-Dec-03	32,264.32	12-Dec-03	MEADOWDALE SHOPPING CTR INC	Check	Real Estate related
715056	04-Dec-03	6,250.00	12-Dec-03	PAUL SADE	Check	Real Estate related
715057	04-Dec-03	14,389.08	08-Dec-03	REGENT INVESTMENT CORPORATION	Check	Real Estate related
715058	06-Dec-03	392.35	11-Dec-03	ADPLEX-RHODES	Check	Advertising
715059	06-Dec-03	196.95	10-Dec-03	AIRGAS NORTH CENTRAL	Check	Inventory related
715060	06-Dec-03	750.00	12-Dec-03	ALAIN OBERROTMAN	Check	Board of Directors
715061	06-Dec-03	1,765.00	11-Dec-03	ANDREWS KOEHLER & PASSARELLI PC	Check	General
715062	06-Dec-03	15.00	15-Dec-03	CALIPER	Check	General
715063	06-Dec-03	32.58	10-Dec-03	CHEP EQUIPMENT POOLING SYSTEMS	Check	General
715064	06-Dec-03	137.54	09-Dec-03	CITY OF GALESBURG	Check	Utility
715065	06-Dec-03	5,862.90	09-Dec-03	CLINTON HERALD CO	Check	Advertising
715066	06-Dec-03	5,665.50	11-Dec-03	COMMERCIAL NEWS	Check	Advertising
715067	06-Dec-03	537.44	12-Dec-03	COMMERCIAL REFRIGERATION	Check	Maintenance and Repairs
715068	06-Dec-03	10,502.44	09-Dec-03	COMMONWEALTH EDISON	Check	Utility
715069	06-Dec-03	541.81	10-Dec-03	CORPORATE EXPRESS	Check	Operating Supplies
715070	06-Dec-03	542.61	11-Dec-03	CYBORG SYSTEMS INC	Check	Maintenance and Repairs
715071	06-Dec-03	7,788.00	10-Dec-03	DAILY CHRONICLE	Check	Advertising
715072	06-Dec-03	21.47	12-Dec-03	DAILY GAZETTE	Check	General
715073	06-Dec-03	78.12	11-Dec-03	DES MOINES REGISTER	Check	General
715074	06-Dec-03	301.35	10-Dec-03	DIAMOND DIABETIC	Check	Inventory related
715075	06-Dec-03	17,575.00	09-Dec-03	DOYLE SIGNS	Check	Maintenance and Repairs
715076	06-Dec-03	2,460.00	12-Dec-03	FIRST COMPANY	Check	Maintenance and Repairs
715077	06-Dec-03	139.76	10-Dec-03	FLATLEY, PATRICK	Check	General
715079	06-Dec-03	10,024.67	10-Dec-03	GLACIER WATER SERVICES	Check	Inventory related
715080	06-Dec-03	1,487.60	12-Dec-03	GRANBYS GREENHOUSE	Check	Inventory related
715081	06-Dec-03	7,844.02	09-Dec-03	HORIZON MILLING LLC	Check	Inventory related
715082	06-Dec-03	100.00	30-Dec-03	ILLINOIS SECRETARY OF STATE	Check	Taxes/Licenses
715083	06-Dec-03	1,789.02	22-Dec-03	JLL CONSULTANTS INC	Check	General
715084	06-Dec-03	735.00	15-Dec-03	LOWRY & HARDYMAN	Check	General
715085	06-Dec-03	2,098.00	09-Dec-03	MERRILL COMMUNICATIONS LLC	Check	General
715086	06-Dec-03	12,088.00	10-Dec-03	MOLINE DISPATCH PUBLISHING CO	Check	Advertising
715087	06-Dec-03	4,255.45	22-Dec-03	MORAN, LAURA	Check	General
715088	06-Dec-03	314.70	15-Dec-03	MORSE ELECTRIC INC	Check	General
715089	06-Dec-03	200.00	11-Dec-03	MUZAK CHICAGO	Check	Outside Services
715090	06-Dec-03	80.14	12-Dec-03	NICOR	Check	Utility
715091	06-Dec-03	3.22	11-Dec-03	QS/1 DATA SYSTEMS	Check	General
715092	06-Dec-03	4,036.08	11-Dec-03	REGISTER MAIL	Check	Advertising

Check Number	Check Date	Amount	Cleared Date	Name	Payment Method	Group
715094	06-Dec-03	5,241.20	11-Dec-03	SAUK VALLEY NEWSPAPERS	Check	Advertising
715095	06-Dec-03	1,037.28	09-Dec-03	SEDONA GROUP	Check	General
715096	06-Dec-03	750.00	12-Dec-03	SIRIUS PARTNERS LP	Check	Board of Directors
715097	06-Dec-03	24,023.08	10-Dec-03	SNYDER, SCHWARZ, PARK & NELSON PC	Check	Professional fees
715098	06-Dec-03	3,802.80	11-Dec-03	STAR COURIER ADVANTAGE	Check	Advertising
715099	06-Dec-03	750.00	12-Dec-03	STEVEN FRIEDMAN	Check	Board of Directors
715100	06-Dec-03	9,697.21	11-Dec-03	TELEGRAPH HERALD	Check	Advertising
715101	06-Dec-03	11,500.00	11-Dec-03	U.S. TRUSTEE	Check	Reorganization Expense
715102	06-Dec-03	96.92	09-Dec-03	WHEELER & ASSOCIATES	Check	Payroll or Benefit related
715103	06-Dec-03	971.05	09-Dec-03	XEROX CORP	Check	Equipment Rental
715104	08-Dec-03	539.64	11-Dec-03	SEDONA GROUP	Check	General
715105	13-Dec-03	607.22	19-Dec-03	AISTON-SMITH, JILL	Check	Payroll or Benefit related
715106	13-Dec-03	2,482.70	16-Dec-03	CENTRAL STATES FUNDS	Check	Payroll or Benefit related
715107	13-Dec-03	1,826.00	16-Dec-03	CENTRAL STATES FUNDS	Check	Payroll or Benefit related
715108	13-Dec-03	567.00	17-Dec-03	CITY OF DUBUQUE SOLID WASTE COLLECTION	Check	Inventory related
715109	13-Dec-03	360.00	22-Dec-03	CITY OF PERU IL 1	Check	Inventory related
715110	13-Dec-03	265.45	22-Dec-03	CONSUMERS ILLINOIS WATER	Check	General
715111	13-Dec-03	1,530.96	19-Dec-03	EQUISERVE	Check	General
715112	13-Dec-03	960.00	17-Dec-03	INDIANA UFCW PENSION PLAN 1	Check	General
715113	13-Dec-03	25,000.00	18-Dec-03	LOCKTON COMPANIES	Check	Insurance
715114	13-Dec-03	2.25	24-Dec-03	MEMBERHEALTH INC	Check	General
715115	13-Dec-03	37,484.57	17-Dec-03	MIDAMERICAN ENERGY	Check	Utility
715116	13-Dec-03	46.50	24-Dec-03	PARAMOUNT DISTRIBUTING CO	Check	Inventory related
715117	13-Dec-03	1,490.25	17-Dec-03	PER MAR SECURITY	Check	Security
715118	13-Dec-03	14,389.08	17-Dec-03	REGENT INVESTMENT CORPORATION	Check	Real Estate related
715119	13-Dec-03	324.33	19-Dec-03	SEDONA GROUP	Check	General
715120	13-Dec-03	1,533.12	18-Dec-03	TELEGRAPH HERALD	Check	Advertising
715121	13-Dec-03	419,054.11	16-Dec-03	UFCW MIDWEST HEALTHFUND	Check	Payroll or Benefit related
715122	13-Dec-03	8,272.00	16-Dec-03	UFCW MIDWEST HEALTHIL	Check	Payroll or Benefit related
715123	13-Dec-03	126,951.42	16-Dec-03	UFCW MIDWEST PENSION	Check	Payroll or Benefit related
715124	13-Dec-03	1,643.20	17-Dec-03	UFCW PENSION	Check	Payroll or Benefit related
715125	13-Dec-03	138,118.18	19-Dec-03	UNITED FOOD & COMMMERCIAL WORK	Check	Payroll or Benefit related
715126	13-Dec-03	356.67	19-Dec-03	UNITED PARCEL SERVICE	Check	General
715127	13-Dec-03	4,125.00	24-Dec-03	UNITED STATES TREASURY	Check	General
715128	13-Dec-03	9,017.18	22-Dec-03	UTILITY CONSULTING SERVICE INC	Check	Utility
715129	13-Dec-03	2,200.04	18-Dec-03	VERIZON	Check	Utility
715130	13-Dec-03	11.25	19-Dec-03	WEB MD	Check	General
715131	13-Dec-03	464.20	17-Dec-03	WEBER PAPER CO	Check	Inventory related
715132	19-Dec-03	454.76	26-Dec-03	AIRGAS NORTH CENTRAL	Check	Inventory related
715133	19-Dec-03	128.50	02-Jan-04	CHAUFFEURS TEAMSTERS HELPERS	Check	Payroll or Benefit related
715134	19-Dec-03	105.44	02-Jan-04	CIRIVELLO, JILL	Check	General
715135	19-Dec-03	1,132.13	29-Dec-03	DAVIS BROWN KOEHN SHORS	Check	General
715136	19-Dec-03	114,726.00	24-Dec-03	E&Y CORPORATE FINANCE LLC	Check	Professional Fees
715137	19-Dec-03	78.25	24-Dec-03	FLATLEY, PATRICK	Check	General
715138	19-Dec-03	65,580.14	26-Dec-03	FOLEY & LARDNER	Check	Professional Fees
715140	19-Dec-03	773.36	26-Dec-03	MCMURRAY, RANDY	Check	General
715141	19-Dec-03	945.00	24-Dec-03	PER MAR SECURITY	Check	Security
715142	19-Dec-03	753.34	02-Jan-04	ROBERT KELLY	Check	Payroll or Benefit related
715144	19-Dec-03	10,753.07	24-Dec-03	SNYDER, SCHWARZ, PARK & NELSON PC	Check	Professional fees
715145	19-Dec-03	138.50	31-Dec-03	UFCW INTL UNION	Check	Payroll or Benefit related
715146	19-Dec-03	2,300.81	26-Dec-03	UNITED ARMORED SERVICES	Check	Pass-through
715147	19-Dec-03	35.96	30-Dec-03	UNITED PARCEL SERVICE	Check	General
715149	27-Dec-03	974.00	02-Jan-04	AMERICAN DISPOSAL SERVICES	Check	General
715150	27-Dec-03	310.00	02-Jan-04	AREA DISPOSAL SERVICE INC	Check	General
715153	27-Dec-03	420.60	31-Dec-03	CITY OF DUBUQUE WATER DEPT	Check	Utility
715154	27-Dec-03	328.88	02-Jan-04	CITY OF KEWANEE IL 1	Check	Utility
715157	27-Dec-03	15.65	31-Dec-03	DAVENPORT SEWER DEPARTMENT	Check	Utility
715158	27-Dec-03	2,074.35	02-Jan-04	DELTA PRIDE CATFISH INC	Check	Inventory related
715159	27-Dec-03	311.95	02-Jan-04	DUCKETT DISPOSAL	Check	General
715162	27-Dec-03	285.09	31-Dec-03	G&K SERVICES	Check	General
715163	27-Dec-03	41.44	02-Jan-04	GALLATIN RIVER COMMUNICATIONS	Check	Utility
715164	27-Dec-03	3,738.00	02-Jan-04	IBM CORP	Check	General
715168	27-Dec-03	594.53	02-Jan-04	JACK GUTTMAN INC	Check	Inventory related
715169	27-Dec-03	10,060.05	31-Dec-03	JACKSONVILLE JOURNAL COURIER	Check	Advertising
715172	27-Dec-03	1,856.50	02-Jan-04	MERRILL COMMUNICATIONS LLC	Check	General
715173	27-Dec-03	24,116.86	31-Dec-03	MIDAMERICAN ENERGY	Check	Utility
715176	27-Dec-03	911.25	02-Jan-04	PER MAR SECURITY	Check	Security
715177	27-Dec-03	1,961.83	02-Jan-04	PRAIRIE WASTE SERVICE	Check	Outside Services
715178	27-Dec-03	1,250.32	02-Jan-04	QWEST	Check	Utility
715179	27-Dec-03	822.50	02-Jan-04	REINHART BOERNER VAN DEUREN	Check	General
715181	27-Dec-03	720.63	02-Jan-04	SUNGARD CORBEL	Check	General
715186	27-Dec-03	1,311.71	02-Jan-04	UNITED ARMORED SERVICES	Check	Pass-through
715188	27-Dec-03	2,162.75	02-Jan-04	UNITED WAY OF QUAD CITY	Check	Payroll or Benefit related
		1,337,984.84

EAGLE FOOD CENTERS INC. Disbursements-Wires	December Monthly Operating Report

Ref. No.	Wire Date	Amount	Cleared Date	Name	Payment Method	Group
10009584	08-Dec-03	1,647.82	08-Dec-03	AFLAC INSURANCE	Wire	Payroll or Benefit related
10009585	08-Dec-03	695.78	08-Dec-03	BLUE CROSS BLUE SHIELD	Wire	Payroll or Benefit related
10009586	09-Dec-03	16,053.97	08-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009587	10-Dec-03	704,032.00	10-Dec-03	HURON CONSULTING GROUP, LLC	Wire	Professional Fees
10009588	10-Dec-03	25.00	09-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009589	10-Dec-03	811.71	10-Dec-03	ILLINOIS WITHHOLDING TAX	Wire	Payroll or Benefit related
10009590	10-Dec-03	1,832.00	10-Dec-03	IOWA WITHHOLDING TAX	Wire	Payroll or Benefit related
10009591	11-Dec-03	15,622.83	10-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009592	12-Dec-03	2,028.28	11-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009593	12-Dec-03	22,036.31	12-Dec-03	FEDERAL PAYROLL TAX-EAGLE	Wire	Payroll or Benefit related
10009594	15-Dec-03	91.11	15-Dec-03	AFLAC INSURANCE	Wire	Payroll or Benefit related
10009595	15-Dec-03	1,746.82	15-Dec-03	BLUE CROSS BLUE SHIELD	Wire	Payroll or Benefit related
10009596	15-Dec-03	1,498.45	12-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009597	16-Dec-03	17,946.16	15-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009598	17-Dec-03	11,593.88	16-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009599	17-Dec-03	355,988.00	17-Dec-03	SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP	Wire	Professional Fees
10009600	18-Dec-03	4,438.63	17-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009601	19-Dec-03	163,536.64	19-Dec-03	EDS	Wire	Outside Services-EDS
10009602	19-Dec-03	1,556.01	19-Dec-03	ILLINOIS WITHHOLDING TAX	Wire	Payroll or Benefit related
10009603	19-Dec-03	5,225.67	19-Dec-03	FEDERAL PAYROLL TAX-EAGLE	Wire	Payroll or Benefit related
10009604	19-Dec-03	5.04	19-Dec-03	INDIANA WITHHOLDING TAX	Wire	Payroll or Benefit related
10009605	19-Dec-03	7,557.03	18-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009606	23-Dec-03	20.00	23-Dec-03	AFLAC INSURANCE	Wire	Payroll or Benefit related
10009607	23-Dec-03	1,134.28	23-Dec-03	BLUE CROSS BLUE SHIELD	Wire	Payroll or Benefit related
10009608	23-Dec-03	3,967.99	22-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009609	24-Dec-03	268.35	24-Dec-03	ILLINOIS WITHHOLDING TAX	Wire	Payroll or Benefit related
10009610	24-Dec-03	2,157.00	24-Dec-03	IOWA WITHHOLDING TAX	Wire	Payroll or Benefit related
10009611	24-Dec-03	38,602.10	23-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009613	31-Dec-03	40.00	31-Dec-03	AFLAC INSURANCE	Wire	Payroll or Benefit related
10009614	31-Dec-03	356.83	31-Dec-03	BLUE CROSS BLUE SHIELD	Wire	Payroll or Benefit related
10009615	31-Dec-03	25,176.16	30-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
10009616	31-Dec-03	2,963.10	31-Dec-03	SITRICK AND COMPANY INC	Wire	Professional Fees
10009617	31-Dec-03	20,173.27	31-Dec-03	FEDERAL PAYROLL TAX-EAGLE	Wire	Payroll or Benefit related
10009618	31-Dec-03	1,660.68	30-Dec-03	PAYROLL CHECKS CLEARED BANK	Wire	Payroll or Benefit related
		$1,432,488.90